UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          January 1, 2020

     CERES TACTICAL SYSTEMATIC L.P.
(Exact name of registrant as specified in its charter)
New York	000-50718	13-4224248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                 (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Item 1.01          Entry into a Material Definitive Agreement.
Management Agreement – Millburn Ridgefield Corporation
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of January 1, 2020 (the “Management Agreement”) with Millburn Ridgefield Corporation, a Delaware corporation (“Millburn”), pursuant to which Millburn shall manage the portion of the Registrant’s assets allocated to it.
The General Partner has initially selected Millburn’s Multi-Markets Program to manage the Registrant’s assets allocated to Millburn. The General Partner and Millburn have agreed that Millburn will initially trade the Registrant’s assets allocated to Millburn at a level that is 2 times the amount of such assets which level may be changed by CMF from time to time with 30 days’ prior notice to Millburn; provided, however, that in no event will the leverage applied to the assets of the Registrant be increased to more than 2 times.
Pursuant to the Management Agreement, the Registrant pays Millburn a monthly management fee equal to 1/12 of the applicable management fee indicated in the table below of the month-end net assets (as defined in the Management Agreement) allocated to Millburn. Millburn receives an annual incentive fee equal to 28% of new trading profits (as defined in the Management Agreement) earned by Millburn in each annual period.
Account Leverage	Monthly Management Fee (“Management Fee”)	Annual Incentive Fee (“Incentive Fee”)
1x	0.25%	28%
1.5x	0.375%	28%
2x	0.50%	28%

The Management Agreement expires on December 31, 2020.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Management Agreement.

A copy of the Management Agreement is filed herewith as Exhibit 10.1.

Item 9.01          Financial Statements and Exhibits
(d)          Exhibits.
The following exhibits are filed herewith.
Exhibit No.	Description
10.1	Management Agreement by and among the Registrant, the General Partner and Millburn.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL SYSTEMATIC L.P.

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  January 3, 2020